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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT                                          MAY 21, 1998
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    DATE OF EARLIEST EVENT REPORTED                         MAY 21, 1998
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           OKLAHOMA              1-13726                  73-1395733
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(State or other jurisdiction   (Commission     (IRS Employer Identification No.)
of incorporation)              File Number)



      6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA          73118
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           (Address of principal executive offices)             (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On May 21, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce significant positive development in Union Pacific Resources Company patent litigation. The May 21, 1998 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits.   The following exhibit is filed herewith:

     99.      Press Release issued by the Registrant on May 21, 1998.












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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CHESAPEAKE ENERGY CORPORATION



                                        BY:  /s/ AUBREY K. MCCLENDON
                                             ----------------------------------
                                                 AUBREY K. MCCLENDON,
                                              Chairman of the Board and
                                               Chief Executive Officer

Dated: May 21, 1998







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                                 EXHIBIT INDEX



EXHIBIT           DESCRIPTION
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  99              Press Release issued by the Registrant on May 21, 1998.